UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 9, 2023

LOEWS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6541	13-2646102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue, New York, NY	10065-8087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 521-2000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	L	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Loews Corporation (the “Company”) held its 2023 Annual Meeting of Shareholders on May 9, 2023 (the “Annual Meeting”). A brief description of the matters voted upon at the Annual Meeting and the results of the voting on such matters are set forth below.

Proposal 1: Election of Directors. Shareholders elected each of the Company’s nominees for director.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes

Ann E. Berman	199,550,238	10,151,898	220,624	7,306,679
Joseph L. Bower	191,632,844	18,067,034	222,882	7,306,679
Charles D. Davidson	208,698,263	1,001,848	222,649	7,306,679
Charles M. Diker	198,945,142	10,754,819	222,799	7,306,679
Paul J. Fribourg	177,013,143	32,655,945	253,672	7,306,679
Walter L. Harris	192,915,717	16,783,666	223,377	7,306,679
Susan P. Peters	208,073,398	1,671,882	177,480	7,306,679
Andrew H. Tisch	202,944,348	6,790,769	187,643	7,306,679
James S. Tisch	207,341,666	2,394,257	186,837	7,306,679
Jonathan M. Tisch	203,723,284	6,015,712	183,764	7,306,679
Anthony Welters	194,016,930	15,707,056	198,774	7,306,679

Proposal 2: Say on Pay. Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers’ (“Say on Pay”).

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

202,064,572	7,570,416	287,772	7,306,679

Proposal 3: Say on Frequency. Shareholders chose, on an advisory basis, every one year for the frequency of future Say on Pay votes (“Say on Frequency”).

Votes for 1 Year	Votes for 2 Years	Votes for 3 Years	Votes Abstained	Broker Non-Votes

206,236,546	27,249	3,322,056	336,909	7,306,679

In light of the vote of the shareholders on this matter, the Company’s Board of Directors has determined that Say on Pay votes will be conducted every year, until the next Say on Frequency vote.

Proposal 4: Auditor Ratification. Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2023.

Votes For	Votes Against	Votes Abstained

211,281,578	5,700,821	247,040

Proposal 5: Amendment to Certificate of Incorporation. Shareholders approved an amendment to the Company’s Certificate of Incorporation to update the exculpation provision in light of recent changes to Delaware law regarding officer exculpation.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

183,661,567	25,928,553	332,640	7,306,679

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

EXHIBIT INDEX

Exhibit No.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOEWS CORPORATION
(Registrant)

Dated: May 10, 2023	By:	/s/ Marc A. Alpert
Marc A. Alpert
Senior Vice President,
General Counsel
and Secretary